Exhibit 99.15

JOHNSON & JOHNSON REPORTS 2019 SECOND-QUARTER RESULTS:

•	Sales of $20.6 billion reflecting a decline of 1.3%, operational growth of 1.6%* and adjusted operational growth of 3.7%*

•	EPS of $2.08 increased 43.4%; adjusted EPS of $2.58 increased 22.9%*; includes gain from sale of Advanced Sterilization Products (ASP) business

•	Operational sales guidance increased due to strength of business; EPS guidance range maintained

New Brunswick, N.J. (July 16, 2019) - Johnson & Johnson (NYSE: JNJ) today announced results for second-quarter 2019. “We delivered solid second-quarter underlying sales growth and strong earnings growth that enables us to make investments in innovation to accelerate performance in each of our businesses,” said Alex Gorsky, Chairman and Chief Executive Officer. “Our pipelines continue to progress with the launch of new products and several regulatory submissions and approvals, which positions us well to deliver the next wave of transformational products and solutions. I am proud of our talented colleagues across Johnson & Johnson who continue to deliver significant healthcare advances to improve the lives of patients and consumers around the world.”
OVERALL FINANCIAL RESULTS:
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
4 Excludes intangible amortization expense and special items

REGIONAL SALES RESULTS:

1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

SEGMENT SALES RESULTS:

1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

SEGMENT COMMENTARY:

Consumer
Consumer worldwide operational sales, excluding the net impact of acquisitions and divestitures, grew 2.3%* driven by NEUTROGENA, AVEENO and OGX beauty products, over-the-counter products including ZYRTEC upper respiratory and MOTRIN analgesic products, international LISTERINE mouthwash in Oral Care products and U.S. Baby Care products.

Pharmaceutical
Pharmaceutical worldwide operational sales, excluding the net impact of acquisitions and divestitures grew 4.4%* driven by DARZALEX (daratumumab), for the treatment of multiple myeloma, STELARA (ustekinumab), a biologic for the treatment of a number of immune-mediated inflammatory diseases, IMBRUVICA (ibrutinib), an oral, once-daily therapy approved for use in treating certain B-cell malignancies, a type of blood or lymph node cancer, INVEGA SUSTENNA/XEPLION/INVEGA TRINZA/TREVICTA (paliperidone palmitate), long-acting, injectable atypical antipsychotics for the treatment of schizophrenia in adults, TREMFYA (guselkumab), a biologic for the treatment of adults living with moderate to severe plaque psoriasis, OPSUMIT (macitentan), an oral endothelin receptor antagonist indicated for the treatment of pulmonary arterial hypertension to delay disease progression, ERLEADA (apalutamide), a next-generation androgen receptor inhibitor for the treatment of patients with non-metastatic castration-resistant prostate cancer and PREZISTA/PREZCOBIX/REZOLSTA/ SYMTUZA (D/C/F/TAF) for the treatment of human immunodeficiency virus type 1 (HIV-1) infection, partially offset by declines in REMICADE (infliximab), a biologic approved for the treatment of a number of immune-mediated inflammatory diseases, and U.S. ZYTIGA (abiraterone acetate), an oral, once-daily medication for use in combination with prednisone for the treatment of metastatic, castration-resistant prostate cancer due to biosimilar and generic entrants.

Medical Devices
Worldwide Medical Devices operational sales, excluding the net impact of acquisitions and divestitures grew 3.2%* driven by the growth of electrophysiology products in the Interventional Solutions business, endocutters and international energy products in the Advanced Surgery business. As previously disclosed, the divestiture of the ASP business was completed, resulting in an approximate $2.0 billion pretax gain in the quarter.

NOTABLE NEW ANNOUNCEMENTS IN THE QUARTER:
The information contained in this section should be read in conjunction with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases available online in the Investors section of the company’s website at news releases.

Pipeline Updates

Regulatory Approvals	IMBRUVICA (ibrutinib) - CHMP Positive Opinions in combination with obinutuzumab in CLL and in combination with rituximab in WM	(press release)
	DARZALEX (daratumumab) - Newly diagnosed patients with Multiple Myeloma in combination with Lenalidomide and Dexamethasone (U.S.)	(press release)
Regulatory Submissions	DARZALEX (daratumumab) - Subcutaneous formulation in multiple myeloma (U.S.)[1]	(press release)
	ERLEADA (apalutamide) - Metastatic Hormone-Sensitive Prostate Cancer (EU)	(press release)
	ERLEADA (apalutamide) - Metastatic Castration - Sensitive Prostate Cancer (U.S)	(press release)
	Rilpivirine and Cabotegravir - Monthly, Injectable, Two-Drug Regimen for Treatment of HIV	(press release)

1 Subsequent to the quarter

FULL YEAR 2019 GUIDANCE:

Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

July 2019	April 2019
($ in Billions, except EPS)

Adjusted Operational Sales[1,2] Change vs. Prior Year	3.2% - 3.7%	2.5% - 3.5%
Operational Sales[2] Change vs. Prior Year	$82.4 to $83.2 1.0% - 2.0%	$82.0 to $82.8 0.5% - 1.5%
Estimated Reported Sales[3] Change vs. Prior Year	$80.8 to $81.6 (1.0%) - 0.0%	$80.4 to $81.2 (1.5%) - (0.5%)

Adjusted Operational EPS (Diluted)[2,4] Change vs. Prior Year	$8.73 to $8.83 6.7% - 7.9%	$8.73 to $8.83 6.7% - 7.9%
Adjusted EPS (Diluted)[3,4] Change vs. Prior Year	$8.53 to $8.63 4.3% - 5.5%	$8.53 to $8.63 4.3% - 5.5%
1 Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2 Non-GAAP financial measure; excludes the impact of translational currency
3 Calculated using Euro Average Rate: July 2019 = $1.12; Euro Average Rate: April 2019 = $1.12 (Illustrative purposes only)
4 Non-GAAP financial measure; excludes intangible amortization expense and special items

Other modeling considerations will be provided on the webcast.

WEBCAST INFORMATION:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investors section of the company's website at events-and-presentations.

ABOUT JOHNSON & JOHNSON:
At Johnson & Johnson, we believe good health is the foundation of vibrant lives, thriving communities and forward progress. That’s why for more than 130 years, we have aimed to keep people well at every age and every stage of life. Today, as the world’s largest and most broadly-based health care company, we are committed to using our reach and size for good. We strive to improve access and affordability, create healthier communities, and put a healthy mind, body and environment within reach of everyone, everywhere. We are blending our heart, science and ingenuity to profoundly change the trajectory of health for humanity.

NON-GAAP FINANCIAL MEASURES:
*Operational sales growth excluding the impact of translational currency, adjusted operational sales growth excluding the net impact of acquisitions and divestitures and translational currency, as well as adjusted net earnings, adjusted diluted earnings per share and adjusted operational diluted earnings per share excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investors section of the company's website at quarterly-results.

Copies of the financial schedules accompanying this earnings release are available on the company’s website at quarterly-results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, a pharmaceutical pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investors section of the company's website at quarterly-results.

NOTE TO INVESTORS CONCERNING FORWARD-LOOKING STATEMENTS:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the company to successfully execute strategic plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson's Annual Report on Form 10-K for the fiscal year ended December 30, 2018, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in the company’s most recently filed Quarterly Report on Form 10-Q and the company’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.

Press Contacts:    Investor Contacts:

Ernie Knewitz     Christopher DelOrefice
(732) 524-6623    (732) 524-2955
(917) 697-2318 (M)

Cristal Downing    Lesley Fishman
(732) 524-3283    (732) 524-3922
(908) 616-8833 (M)